SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 1998


                         Northwest Teleproductions, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-8505                                                41-0641789
(Commission File Number)                                      (IRS Employer
                                                             Identification No.)


                              4000 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 835-6450
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On June 24, 1998, the Registrant sold to, and then leased back from, Lindue, LLC, a Minnesota limited liability company, two parcels of land and buildings of the Registrant located at 4000 West 76th Street and 4455 West 77th Street, Minneapolis, Minnesota. The aggregate sale price for the two parcels was $1,600,000 and was determined by negotiation between the Registrant and Lindue, LLC. The two parcels were leased back to the Registrant under three-year leases. The combined monthly rental expense under the two leases for the first three years will be $16,615 in the first year, $17,030 in the second year and $17,456 in the third year. After the initial three-year term of the leases, the Registrant has the option of renewing each lease for an additional five years. The monthly rental expense will increase incrementally during the fourth through eighth years of such lease extension from $6,882 to $7,596 for the 4000 West 76th Street property and from $11,010 to $12,153.50 for the 4455 West 77th
Street property. The Registrant is also responsible for payment of taxes, operating expenses and maintenance costs relating to the property. Lindue, LLC is owned by John G. Lindell, a member of the Registrant's Board of Directors.

Item 7.           Financial statements and Exhibits

         (a)      Financial Statements:

                           None

         (b)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NORTHWEST TELEPRODUCTIONS, INC.



                                                By     /s/ David S. Johnson
Date July 8, 1998                               David S. Johnson, Vice President

                                  EXHIBIT INDEX

                         Northwest Teleproductions, Inc.
                             Form 8-K Current Report
                               Dated July 8, 1998




Exhibit Number             Description

       99.1 Real Estate Purchase Agreement, dated June 24, 1998, between the Registrant and Lindue, LLC - incorporated by reference to Exhibit 10.27 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998.

      99.2                 Lease   Agreement,   dated  June  24,  1998, between
                           the  Registrant  and  Lindue,   LLC relating  to
                           property at 4000 West 76th Street, Minneapolis, Minnesota incorporated by reference to Exhibit 10.28 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998.

      99.3                 Lease   Agreement,   dated  June  24,  1998, between
                           the Registrant and Lindue, LLC relating to property at 4455 West 77th Street, Minneapolis, Minnesota incorporated by reference to Exhibit 10.29 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998.